                                                                   Exhibit 99.10

                               ABS New Transaction

                             Free Writing Prospectus

                          $[313,380,000] (approximate)
                                      Ownit
                    Mortgage Loan Asset-Backed Certificates,
                                  Series 2006-5

                      Merrill Lynch Mortgage Lending, Inc.
                               Seller and Sponsor

                     Merrill Lynch Mortgage Investors, Inc.
                                    Depositor

                          OwnIt Mortgage Solutions Inc.
                                   Originator

                            Litton Loan Servicing LP
                                    Servicer

                               LaSalle Bank, N.A.
                                     Trustee

                                 July [13], 2006

                               IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-130545) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance   $360,267,208
Aggregate Original Principal Balance      $360,390,406
Number of Mortgage Loans                         1,953


                                MINIMUM     MAXIMUM    AVERAGE(1)
                                -------   ----------   ----------
Original Principal Balance      $44,920   $1,022,250    $184,532
Outstanding Principal Balance   $44,893   $1,021,946    $184,469

                                                    WEIGHTED
                               MINIMUM   MAXIMUM   AVERAGE(2)
                               -------   -------   ----------
Original Term (mos)                180       360          360
Stated remaining Term (mos)        179       360          359
Loan Age (mos)                       0        11            1
Current Interest Rate            5.500%    9.875%       7.633%
Initial Interest Rate Cap(4)     3.000%    3.000%       3.000%
Periodic Rate Cap(4)             1.000%    1.000%       1.000%
Gross Margin(4)                  4.500%    8.750%       6.607%
Maximum Mortgage Rate(4)        11.500%   15.875%      13.581%
Minimum Mortgage Rate(4)         5.500%    9.875%       7.581%
Months to Roll(4)                   13        83           31
Original Loan-to-Value           48.44%    94.32%       77.36%
Combined Loan-to-Value           57.81%   100.00%       99.45%
Credit Score (3)                   537       811          653

                 EARLIEST      LATEST
                ----------   ----------
Maturity Date   06/01/2021   07/01/2036

                             PERCENT OF
                           MORTGAGE POOL
                           -------------
LIEN POSITION
1st Lien                          100.00%
2nd Lien                            0.00%

OCCUPANCY
Primary                            99.80%
Second Home                         0.16%
Investment                          0.03%

LOAN TYPE
Fixed Rate                         16.45%
ARM                                83.55%

AMORTIZATION TYPE
Fully Amortizing                   13.44%
Interest Only                       6.07%
15/30 Balloon                       0.00%
30/40 Balloon                      11.60%

YEAR OF ORIGINATION
2004                                0.00%
2005                                0.03%
2006                               99.97%

LOAN PURPOSE
Purchase                           87.70%
Refinance - Rate Term               1.22%
Refinance - Cashout                11.09%

PROPERTY TYPE
Single Family Residence            71.32%
Condominium                         7.60%
Planned Unit Development           18.38%
2-4 Family                          2.70%
Townhouse                           0.00%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

(4)  ARM Loans only

MORTGAGE RATES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF MORTGAGE RATES     LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-----------------------   --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
5.500%  or less                  1      166,800        0.05     5.500       707      166,800     80.00     55.34   100.00   100.00
5.501% to  6.000%                2      419,250        0.12     5.968       649      209,625     76.29     55.40   100.00   100.00
6.001% to  6.500%               42   11,186,306        3.11     6.417       700      266,341     76.56     47.37    88.93    25.73
6.501% to  7.000%              261   60,198,377       16.71     6.879       680      230,645     76.74     47.84    79.17     9.98
7.001% to  7.500%              514  103,029,485       28.60     7.330       667      200,446     77.12     46.83    69.72     5.96
7.501% to  8.000%              591  106,053,181       29.44     7.813       643      179,447     77.56     45.99    75.40     5.13
8.001% to  8.500%              311   47,021,235       13.05     8.307       625      151,194     77.87     45.18    74.46     1.16
8.501% to  9.000%              179   25,650,056        7.12     8.784       614      143,296     78.04     43.48    69.02     1.00
9.001% to  9.500%               46    5,686,317        1.58     9.225       612      123,616     78.00     42.73    60.91     0.00
9.501% to 10.000%                6      856,202        0.24     9.728       604      142,700     80.00     44.23    80.86     0.00
                             -----  -----------      ------     -----       ---      -------     -----     -----   ------   ------
TOTAL:                       1,953  360,267,208      100.00     7.633       653      184,469     77.36     46.26    74.07     6.07
                             =====  ===========      ======     =====       ===      =======     =====     =====   ======   ======

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.500% per annum to 9.875% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.633% per annum.

REMAINING MONTHS TO STATED MATURITY

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
REMAINING TERMS (MONTHS)    LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
169 to 180                       2      182,409        0.05     7.743       652       91,205     77.13     39.39   100.00     0.00
349 to 360                   1,951  360,084,799       99.95     7.633       653      184,564     77.36     46.26    74.06     6.07
                             -----  -----------      ------     -----       ---      -------     -----     -----   ------     ----
TOTAL:                       1,953  360,267,208      100.00     7.633       653      184,469     77.36     46.26    74.07     6.07
                             =====  ===========      ======     =====       ===      =======     =====     =====   ======     ====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 176 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 359 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                           NUMBER    AGGREGATE                         WEIGHTED     AVERAGE    WEIGHTED  WEIGHTED
RANGE OF                     OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
ORIGINAL MORTGAGE         MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT      BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN PRINCIPAL BALANCES     LOANS   OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
-----------------------   --------  -----------  ----------  --------  ---------  -----------  --------  --------  -------  -------
$50,000 or less                  7      342,660        0.10     8.194        597       48,951     71.78     34.65   100.00     0.00
$50,001 to $100,000            385   31,373,863        8.71     8.027        630       81,491     77.25     43.14    91.21     0.24
$100,001 to $150,000           616   77,076,924       21.39     7.812        636      125,125     77.54     44.58    88.34     1.47
$150,001 to $200,000           372   65,030,195       18.05     7.656        642      174,812     77.67     46.28    83.63     3.91
$200,001 to $250,000           204   45,603,924       12.66     7.460        660      223,549     77.26     47.23    74.87     6.92
$250,001 to $300,000           123   33,540,748        9.31     7.532        661      272,689     77.47     48.15    64.17     6.37
$300,001 to $350,000            67   21,639,223        6.01     7.499        655      322,973     77.36     47.70    70.00     8.65
$350,001 to $400,000            48   17,800,185        4.94     7.511        676      370,837     77.39     46.70    37.45     6.10
$400,001 to $450,000            51   21,756,057        6.04     7.428        675      426,589     76.62     47.06    44.49     9.53
$450,001 to $500,000            26   12,357,086        3.43     7.509        681      475,273     77.31     47.35    49.84    11.69
$500,001 to $550,000            19    9,899,676        2.75     7.506        674      521,036     77.66     47.07    53.04     5.19
$550,001 to $600,000            12    6,960,882        1.93     7.646        679      580,074     76.65     43.54    58.60    16.43
$600,001 to $650,000            10    6,267,301        1.74     7.319        672      626,730     76.23     50.06    70.10    49.74
$650,001 to $700,000             4    2,698,120        0.75     7.468        690      674,530     76.28     46.74    49.31     0.00
$700,001 to $750,000             1      703,200        0.20     6.990        664      703,200     80.00     52.19   100.00   100.00
$800,001 to $850,000             2    1,660,702        0.46     7.500        638      830,351     77.53     52.33   100.00     0.00
$850,001 to $900,000             3    2,610,663        0.72     7.337  694.19984      870,221     76.57     51.72    66.94    33.06
$900,001 to $950,000             1      949,508        0.26     7.750        764      949,508     80.00     37.06   100.00     0.00
$950,001 to $1,000,000           1      974,344        0.27     7.990        619      974,344     75.00     55.40   100.00     0.00
$1,000,001 or greater            1    1,021,946        0.28     6.625        724    1,021,946     75.00     54.24   100.00     0.00
                             -----  -----------      ------     -----  ---------    ---------     -----     -----   ------   ------
TOTAL:                       1,953  360,267,208      100.00     7.633        653      184,469     77.36     46.26    74.07     6.07
                             =====  ===========      ======     =====  =========    =========     =====     =====   ======   ======

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $44,416 to approximately $1,021,946 and the average outstanding principal balance of the Mortgage Loans was approximately $166,044.

PRODUCT TYPES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PRODUCT TYPES               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------             --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
15 Year Fixed Loans              2      182,409        0.05     7.743       652       91,205     77.13     39.39   100.00     0.00
30 Year Fixed Loans            141   16,670,805        4.63     7.863       634      118,233     78.19     42.31    97.83     0.00
30/40 Balloon Loans              8    1,005,605        0.28     8.198       625      125,701     77.59     44.66   100.00     0.00
30/45 Balloon Loans            263   41,403,887       11.49     7.904       620      157,429     78.75     44.74    97.17     0.00
2/28 LIBOR Loans               229   40,564,851       11.26     7.573       663      177,139     77.45     45.24    67.63    45.05
3/27 LIBOR Loans                88   11,479,865        3.19     7.803       652      130,453     77.86     42.19    82.87    23.30
5/25 LIBOR Loans                 5    1,378,858        0.38     6.853       695      275,772     77.27     41.15    91.48    65.93
2/28 LIBOR Loans (40
   Year Amortization)          168   37,672,413       10.46     7.597       659      224,241     77.22     46.74    63.96     0.00
2/28 LIBOR Loans (45
   Year Amortization)           78   15,785,052        4.38     7.641       654      202,372     77.64     47.65    62.86     0.00
3/27 LIBOR Loans (40
   Year Amortization)           16    2,365,236        0.66     7.724       661      147,827     78.02     47.91    59.35     0.00
3/27 LIBOR Loans (45
   Year Amortization)          939  188,705,009       52.38     7.568       657      200,964     76.93     47.31    70.67     0.00
5/25 LIBOR Loans (40
   Year Amortzation)             5      765,570        0.21     7.072       687      153,114     76.50     43.66   100.00     0.00
5/25 LIBOR Loans (45
   Year Amortization)           10    2,152,674        0.60     7.371       693      215,267     76.97     39.24    57.46     0.00
7/23 LIBOR Loans (45
   Year Amortization)            1      134,974        0.04     8.000       621      134,974     75.00     54.53   100.00     0.00
                             -----  -----------      ------     -----       ---      -------     -----     -----   ------    -----
TOTAL:                       1,953  360,267,208      100.00     7.633       653      184,469     77.36     46.26    74.07     6.07
                             =====  ===========      ======     =====       ===      =======     =====     =====   ======    =====

AMORTIZATION TYPE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
AMORTIZATION TYPE           LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-----------------         --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Fully Amortizing               391   48,416,494       13.44     7.879       638      123,827     77.59     43.24    84.76     0.00
Balloon                      1,488  289,990,420       80.49     7.625       652      194,886     77.27     46.81    73.16     0.00
60 Month Interest-Only          74   21,860,294        6.07     7.193       691      295,409     77.92     45.54    62.49   100.00
                             -----  -----------      ------     -----       ---      -------     -----     -----    -----   ------
TOTAL:                       1,953  360,267,208      100.00     7.633       653      184,469     77.36     46.26    74.07     6.07
                             =====  ===========      ======     =====       ===      =======     =====     =====    =====   ======

ADJUSTMENT TYPE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT TYPE             LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
---------------           --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
ARM                          1,539  301,004,503       83.55     7.581       658      195,584     77.12     46.69    69.48     7.26
Fixed Rate                     414   59,262,706       16.45     7.897       624      143,147     78.57     44.04    97.41     0.00
                             -----  -----------      ------     -----       ---      -------     -----     -----    -----     ----
TOTAL:                       1,953  360,267,208      100.00     7.633       653      184,469     77.36     46.26    74.07     6.07
                             =====  ===========      ======     =====       ===      =======     =====     =====    =====     ====

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
GEOGRAPHIC DISTRIBUTION     LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-----------------------   --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Alabama                          3      338,284        0.09     8.602       618      112,761     78.53     37.40   100.00     0.00
Arizona                         49    7,917,598        2.20     7.729       639      161,584     77.35     46.06    76.78     3.58
Arkansas                        11    1,256,188        0.35     7.384       668      114,199     74.95     47.03    93.43     0.00
California                     348  119,565,214       33.19     7.383       675      343,578     76.72     48.42    55.39    12.44
Colorado                       146   22,866,256        6.35     7.646       635      156,618     78.85     45.00    91.05     4.37
Connecticut                      8    2,139,486        0.59     7.663       648      267,436     80.00     47.91    68.22     0.00
Florida                        159   29,862,223        8.29     7.543       650      187,813     77.36     44.66    78.37     4.73
Georgia                         98   12,481,513        3.46     8.097       625      127,362     77.16     42.59    87.94     0.00
Idaho                           77   10,007,965        2.78     7.624       644      129,974     75.71     44.26    84.72     2.65
Illinois                         3      390,172        0.11     8.217       601      130,057     74.99     51.22   100.00     0.00
Indiana                          7      654,358        0.18     7.977       636       93,480     78.84     44.90    85.57     0.00
Iowa                             9      940,235        0.26     8.356       638      104,471     79.25     40.07    80.65     0.00
Kansas                          33    3,208,610        0.89     8.204       623       97,231     77.88     41.69    92.17     0.00
Kentucky                        21    2,209,642        0.61     7.937       638      105,221     79.19     45.79    88.86     0.00
Maine                            8    1,031,086        0.29     8.359       665      128,886     79.27     45.81    57.83     0.00
Maryland                        19    4,740,819        1.32     7.937       646      249,517     78.97     43.83    72.08     3.54
Massachusetts                   18    4,193,513        1.16     8.297       633      232,973     78.72     45.09    64.67     0.00
Michigan                        58    7,383,447        2.05     8.006       645      127,301     79.86     45.35    81.23     0.00
Minnesota                       17    2,859,864        0.79     7.736       644      168,227     78.19     46.39    69.72     6.12
Mississippi                      9      887,588        0.25     7.715       628       98,621     76.07     44.34    89.38     0.00
Missouri                        38    3,565,604        0.99     7.891       634       93,832     76.71     44.05    98.43     0.00
Montana                          2      232,571        0.06     7.698       624      116,286     77.91     52.47   100.00     0.00
Nebraska                         8      709,925        0.20     7.847       647       88,741     77.71     44.44   100.00     0.00
Nevada                          63   14,693,796        4.08     7.473       643      233,235     76.33     48.05    84.63     2.38
New Jersey                      14    2,562,921        0.71     8.155       642      183,066     80.00     46.44    62.94     0.00
North Carolina                  53    6,434,696        1.79     8.138       631      121,409     76.71     43.94    83.61    11.09
Ohio                           145   17,994,189        4.99     7.933       629      124,098     79.48     42.92    90.06     2.81
Oklahoma                        17    1,574,980        0.44     8.179       617       92,646     78.21     42.72    96.23     0.00
Oregon                          75   11,478,961        3.19     7.615       651      153,053     77.23     45.65    87.88     1.54
Pennsylvania                    31    3,166,366        0.88     8.066       637      102,141     78.92     42.98    87.25     0.00
Rhode Island                     4      876,176        0.24     7.410       683      219,044     80.00     48.88    68.52     0.00
South Carolina                  14    1,749,509        0.49     8.203       621      124,965     77.91     43.12    81.35     0.00
Tennessee                       92    9,774,043        2.71     7.758       629      106,240     75.70     45.04   100.00     3.64
Utah                            50    7,120,886        1.98     7.395       655      142,418     75.98     44.67    85.26     1.90
Vermont                          5      740,985        0.21     7.556       666      148,197     79.22     46.00    57.89     0.00
Virginia                        22    3,499,697        0.97     7.639       642      159,077     76.80     43.35    89.02     0.00
Washington                     182   34,368,166        9.54     7.655       655      188,836     77.34     47.68    75.04     4.22
Wisconsin                       23    2,762,287        0.77     8.306       636      120,099     79.33     44.09    83.24     0.00
Wyoming                         14    2,027,389        0.56     7.737       639      144,814     79.66     47.20    89.34     0.00
                             -----  -----------      ------     -----       ---      -------     -----     -----   ------    -----
TOTAL:                       1,953  360,267,208      100.00     7.633       653      184,469     77.36     46.26    74.07     6.07
                             =====  ===========      ======     =====       ===      =======     =====     =====   ======    =====

No more than approximately 0.55% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF ORIGINAL         MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
--------------------      --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                   1      154,904        0.04     8.375       619      154,904     48.44     53.23   100.00     0.00
65.01% to 70.00%                 6    1,225,683        0.34     7.723       654      204,280     69.94     48.93    94.66     0.00
70.01% to 75.00%               982  183,532,807       50.94     7.518       652      186,897     74.96     46.73    76.75     4.97
75.01% to 80.00%               962  175,194,806       48.63     7.751       653      182,115     79.93     45.73    71.08     7.28
85.01% to 90.00%                 1       76,035        0.02     9.250       552       76,035     90.00     46.29   100.00     0.00
90.01% to 95.00%                 1       82,974        0.02     7.625       649       82,974     94.32     55.30   100.00     0.00
                             -----  -----------      ------     -----       ---      -------     -----     -----   ------     ----
TOTAL:                       1,953  360,267,208      100.00     7.633       653      184,469     77.36     46.26    74.07     6.07
                             =====  ===========      ======     =====       ===      =======     =====     =====   ======     ====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 48.44% to 94.32%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 0.00% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 0.00%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 0.00%.

COMBINED LOAN-TO-VALUE RATIOS

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF COMBINED         MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
--------------------      --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
55.01% to 60.00%                 1      154,904        0.04     8.375       619      154,904     48.44     53.23   100.00     0.00
80.01% to 85.00%                 2      614,836        0.17     7.277       675      307,418     74.30     43.90    24.39     0.00
85.01% to 90.00%                43   11,531,333        3.20     7.530       670      268,171     76.29     45.74    55.83     5.06
90.01% to 95.00%                35    9,217,452        2.56     7.546       654      263,356     76.44     47.49    74.69     4.97
95.01% to 100.00%             1872  338,748,684       94.03     7.639       652      180,955     77.44     46.24    74.76     6.15
                             -----  -----------      ------     -----       ---      -------     -----     -----   ------     ----
TOTAL:                       1,953  360,267,208      100.00     7.633       653      184,469     77.36     46.26    74.07     6.07
                             =====  ===========      ======     =====       ===      =======     =====     =====   ======     ====

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 57.81% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 99.45%. . This table was calculated using the Combined Loan-to-Value Ratio for Mortgage Loans that are in a second lien position and for Mortgage Loans that are in a first lien position with subordinate financing. Approximately 0.00% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 0.00%. Approximately ****** of the Mortgage Loans are in a first lien position with subordinate financing and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.45%.

DEBT-TO-INCOME RATIOS

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
DEBT-TO-INCOME RATIOS       LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
---------------------     --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
20.00% or less                  28    4,821,620        1.34     7.683       649      172,201     76.95     13.91    79.29     0.00
20.01% to 25.00%                26    4,365,813        1.21     7.793       636      167,916     78.01     22.54    94.62    17.74
25.01% to 30.00%                68    9,227,639        2.56     7.839       643      135,701     77.54     27.54    84.80     3.29
30.01% to 35.00%               107   14,758,911        4.10     7.906       637      137,934     77.79     32.92    81.73     5.26
35.01% to 40.00%               207   30,594,142        8.49     7.740       650      147,798     77.67     37.75    84.29     4.99
40.01% to 45.00%               305   52,884,617       14.68     7.699       655      173,392     77.47     42.62    64.41     6.79
45.01% to 50.00%               532  108,525,970       30.12     7.668       665      203,996     77.49     47.91    52.19     8.78
50.01% to 55.00%               548  110,189,655       30.59     7.527       645      201,076     76.97     52.39    88.70     3.96
55.01% to 60.00%               132   24,898,841        6.91     7.399       651      188,628     77.52     55.35    99.59     3.97
                             -----  -----------      ------     -----       ---      -------     -----     -----    -----    -----
TOTAL:                       1,953  360,267,208      100.00     7.633       653      184,469     77.36     46.26    74.07     6.07
                             =====  ===========      ======     =====       ===      =======     =====     =====    =====    =====

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 2.35% to 57.93% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 46.26%.

LOAN PURPOSE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN PURPOSE                LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------              --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Purchase                     1,711  315,941,725       87.70     7.627       654      184,653     77.32     46.32    72.23     6.40
Refinance - Cashout            216   39,947,618       11.09     7.672       641      184,943     77.59     45.64    87.83     3.53
Refinance - Rate Term           26    4,377,865        1.22     7.659       646      168,379     77.87     47.63    81.57     5.21
                             -----  -----------      ------     -----       ---      -------     -----     -----    -----     ----
TOTAL:                       1,953  360,267,208      100.00     7.633       653      184,469     77.36     46.26    74.07     6.07
                             =====  ===========      ======     =====       ===      =======     =====     =====    =====     ====

PROPERTY TYPE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PROPERTY TYPE               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------             --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Single Family                 1419  256,939,503       71.32     7.641       653      181,071     77.42     46.18    72.14     5.84
Planned Unit Development       329   66,221,382       18.38     7.630       644      201,281     77.18     46.25    81.65     5.71
Condo                          167   27,382,277        7.60     7.619       661      163,966     77.17     46.24    77.48     8.98
Two- to Four-Family             38    9,724,046        2.70     7.473       683      255,896     77.41     48.40    64.04     6.21
                             -----  -----------      ------     -----       ---      -------     -----     -----    -----     ----
TOTAL:                       1,953  360,267,208      100.00     7.633       653      184,469     77.36     46.26    74.07     6.07
                             =====  ===========      ======     =====       ===      =======     =====     =====    =====     ====

DOCUMENTATION

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
DOCUMENTATION               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------             --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Full Documentation           1,437  232,735,095       64.60     7.631       638      161,959     77.31     46.60   100.00     4.40
No Income Verification         349   87,478,744       24.28     7.706       694      250,655     77.73     46.03     0.00     8.96
Full Documentation -
   Bank Statements             143   34,124,335        9.47     7.466       644      238,632     76.87     45.31   100.00    10.03
Limited Income
   Verification                 24    5,929,034        1.65     7.555       665      247,043     76.55     41.53     0.00     6.08
                             -----  -----------      ------     -----       ---      -------     -----     -----   ------    -----
TOTAL:                       1,953  360,267,208      100.00     7.633       653      184,469     77.36     46.26    74.07     6.07
                             =====  ===========      ======     =====       ===      =======     =====     =====   ======    =====

OCCUPANCY

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
OCCUPANCY                   LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
---------                 --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Primary                       1951  359,563,230       99.80     7.633       653      184,297     77.35     46.27    74.18     5.92
Second Home                      1      584,000        0.16     7.375       704      584,000     80.00     34.71     0.00   100.00
Investment                       1      119,978        0.03     8.125       723      119,978     80.00     52.80   100.00     0.00
                             -----  -----------      ------     -----       ---      -------     -----     -----   ------   ------
TOTAL:                       1,953  360,267,208      100.00     7.633       653      184,469     77.36     46.26    74.07     6.07
                             =====  ===========      ======     =====       ===      =======     =====     =====   ======   ======

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
MORTGAGE                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOANS AGE (MONTHS)          LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------        --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
0                               22    4,159,905        1.15     7.601       630      189,087     78.76     43.33    92.44     0.00
1                             1676  310,681,941       86.24     7.643       653      185,371     77.44     46.00    73.16     6.10
2                              177   33,157,820        9.20     7.527       657      187,332     76.59     48.92    79.22     3.69
3                               77   12,159,542        3.38     7.694       653      157,916     76.91     46.44    76.78    13.02
11                               1      108,000        0.03     5.875       603      108,000     80.00     55.24   100.00   100.00
                             -----  -----------      ------     -----       ---      -------     -----     -----   ------   ------
TOTAL:                       1,953  360,267,208      100.00     7.633       653      184,469     77.36     46.26    74.07     6.07
                             =====  ===========      ======     =====       ===      =======     =====     =====   ======   ======

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 1 months.

ORIGINAL PREPAYMENT PENALTY TERM

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
ORIGINAL                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PREPAYMENT PENALTY TERM     LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-----------------------   --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
None                           296   49,150,414       13.64     8.108       642      166,049     77.56     44.16    70.52     2.25
6 Months                        31    2,999,239        0.83     8.191       622       96,750     77.73     42.27    91.62     0.00
12 Months                      100   27,854,356        7.73     7.676       673      278,544     77.00     45.78    48.94     9.37
24 Months                      326   64,691,614       17.96     7.533       662      198,441     77.19     46.23    72.03    21.32
36 Months                    1,200  215,571,585       59.84     7.541       650      179,643     77.40     46.86    78.50     2.02
                             -----  -----------      ------     -----       ---      -------     -----     -----    -----    -----
TOTAL:                       1,953  360,267,208      100.00     7.633       653      184,469     77.36     46.26    74.07     6.07
                             =====  ===========      ======     =====       ===      =======     =====     =====    =====    =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 31 months.

CREDIT SCORES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF CREDIT SCORES      LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
----------------------    --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
526 to 550                      10    1,504,963        0.42     8.282       543      150,496     77.16     43.98   100.00     0.00
551 to 575                      41    5,424,490        1.51     8.371       565      132,305     78.02     43.99   100.00     0.00
576 to 600                     284   41,632,792       11.56     8.261       590      146,594     77.65     44.71    98.77     0.67
601 to 625                     451   69,071,514       19.17     7.749       613      153,152     77.46     46.54    98.45     1.70
626 to 650                     402   73,932,550       20.52     7.693       638      183,912     77.00     46.81    82.37     3.26
651 to 675                     306   61,074,372       16.95     7.578       663      199,589     76.97     46.06    66.89     8.13
676 to 700                     205   44,236,245       12.28     7.363       688      215,787     77.47     46.67    49.21     9.92
701 to 725                     137   35,721,555        9.92     7.188       712      260,741     77.43     47.43    45.83    11.72
726 to 750                      63   13,288,212        3.69     7.200       737      210,924     78.20     45.48    35.26    14.39
751 to 775                      32    8,392,876        2.33     7.153       761      262,277     78.25     44.63    48.15     6.67
776 to 800                      20    5,412,285        1.50     7.172       786      270,614     77.33     45.14    36.55    36.67
801 to 825                       2      575,356        0.16     7.212       805      287,678     78.16     49.06    36.75     0.00
                             -----  -----------      ------     -----       ---      -------     -----     -----   ------    -----
TOTAL:                       1,953  360,267,208      100.00     7.633       653      184,469     77.36     46.26    74.07     6.07
                             =====  ===========      ======     =====       ===      =======     =====     =====   ======    =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 537 to 811 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 653.

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF GROSS MARGINS      LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
----------------------    --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
4.001% to 4.500%                 1      166,800        0.06     5.500       707      166,800     80.00     55.34   100.00   100.00
4.501% to 5.000%                 2      419,250        0.14     5.968       649      209,625     76.29     55.40   100.00   100.00
5.001% to 5.500%                30    7,912,516        2.63     6.402       708      263,751     76.01     46.51    92.16    33.34
5.501% to 6.000%               230   52,502,344       17.44     6.855       681      228,271     76.56     47.73    82.55     9.13
6.001% to 6.500%               427   88,629,745       29.44     7.297       671      207,564     76.81     47.04    65.73     8.28
6.501% to 7.000%               472   89,986,152       29.90     7.785       649      190,649     77.46     46.60    68.81     5.38
7.001% to 7.500%               215   37,612,060       12.50     8.229       636      174,940     77.64     46.20    62.10     3.76
7.501% to 8.000%               123   18,464,694        6.13     8.769       616      150,119     77.60     44.12    62.39     1.39
8.001% to 8.500%                37    5,058,267        1.68     9.227       616      136,710     78.08     44.00    54.71     0.00
8.501% to 9.000%                 2      252,674        0.08     9.750       627      126,337     80.00     43.41    35.13     0.00
                             -----  -----------      ------     -----       ---      -------     -----     -----   ------   ------
TOTAL:                       1,539  301,004,503      100.00     7.581       658      195,584     77.12     46.69    69.48     7.26
                             =====  ===========      ======     =====       ===      =======     =====     =====   ======   ======

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 4.500% per annum to 8.750% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.607% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MAXIMUM MORTGAGE RATES      LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
----------------------    --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
11.500% or less                  1      166,800        0.06     5.500       707      166,800     80.00     55.34   100.00   100.00
11.501% to 12.000%               2      419,250        0.14     5.968       649      209,625     76.29     55.40   100.00   100.00
12.001% to 12.500%              36    9,991,821        3.32     6.417       704      277,551     76.26     47.30    89.99    28.81
12.501% to 13.000%             244   57,313,475       19.04     6.878       681      234,891     76.71     47.75    78.30    10.48
13.001% to 13.500%             431   89,206,587       29.64     7.324       672      206,976     76.86     47.03    65.02     6.89
13.501% to 14.000%             459   87,082,772       28.93     7.806       647      189,723     77.39     46.73    70.32     6.25
14.001% to 14.500%             198   31,868,296       10.59     8.309       631      160,951     77.51     45.52    63.43     1.72
14.501% to 15.000%             128   19,560,518        6.50     8.797       615      152,817     77.75     44.14    61.88     1.32
15.001% to 15.500%              36    4,769,550        1.58     9.231       615      132,487     78.15     43.11    55.66     0.00
15.501% to 16.000%               4      625,434        0.21     9.721       613      156,359     80.00     45.19    73.79     0.00
                             -----  -----------      ------     -----       ---      -------     -----     -----   ------   ------
TOTAL:                       1,539  301,004,503      100.00     7.581       658      195,584     77.12     46.69    69.48     7.26
                             =====  ===========      ======     =====       ===      =======     =====     =====   ======   ======

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.500% per annum to 15.875% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.581% per annum.

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
NEXT                      MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RATE ADJUSTMENT DATE        LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
--------------------      --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
August 2007                      1      108,000        0.04     5.875       603      108,000     80.00     55.24   100.00   100.00
April 2008                      23    3,609,809        1.20     7.826       650      156,948     77.66     42.32    59.38    43.84
May 2008                        44    8,864,305        2.94     7.483       653      201,461     76.41     49.93    76.52    13.80
June 2008                      403   80,430,052       26.72     7.594       662      199,578     77.48     46.00    63.91    19.10
July 2008                        4    1,010,150        0.34     7.915       607      252,538     77.67     46.99   100.00     0.00
April 2009                      45    7,393,952        2.46     7.629       657      164,310     76.32     48.54    81.65     0.00
May 2009                       109   21,584,376        7.17     7.498       662      198,022     76.53     48.84    77.71     0.00
June 2009                      879  171,626,308       57.02     7.596       657      195,252     77.06     46.79    69.83     1.56
July 2009                       10    1,945,475        0.65     7.214       650      194,548     78.62     42.02    83.84     0.00
May 2011                         2      188,924        0.06     8.358       591       94,462     79.42     49.82   100.00     0.00
June 2011                       18    4,108,178        1.36     7.096       697      228,232     76.87     40.22    74.85    22.13
June 2013                        1      134,974        0.04     8.000       621      134,974     75.00     54.53   100.00     0.00
                             -----  -----------      ------     -----       ---      -------     -----     -----   ------   ------
TOTAL:                       1,539  301,004,503      100.00     7.581       658      195,584     77.12     46.69    69.48     7.26
                             =====  ===========      ======     =====       ===      =======     =====     =====   ======   ======